UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008

GLOBAL INVESTOR SERVICES, INC.
(Exact name of registrant as specified in charter)

THERETIREMENTSOLUTION.COM, INC.
(Former name of registrant as specified in charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 William Street, 22nd Floor, New York, New York 10038
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 227-2242

With a copy to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York 10005
T: 516.833.5034
F: 516.977.1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective October 1, 2008, TheRetirementSolution.com, Inc. (the “Company”) changed its name to Global Investor Services, Inc. The name change was effectuated by merging a wholly owned subdiairy of the Company into the Company with the Company as the surviving entity. As a result, the Company’s quotation symbol changed from “TRES” to “GISV”. The Articles of Merger are attached hereto as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro Forma Financials statements.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Description

3.1	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GLOBAL INVESTOR SERVICES, INC.

By:	/s/ WILLIAM KOSOFF
Name: William Kosoff
Title: President, Chief Financial Officer and Director

Date:	October 1, 2008
New York, New York